Exhibit 99.1

[PricewaterhouseCoopers Logo]

Independent Accountant’s Report on Applying
Agreed-Upon Procedures

The Hertz Corporation 999 Vanderbilt Beach Road, Suite 300 Naples, Florida 34108	Lloyds Securities, Inc. 1095 Avenue of the Americas 34th Floor New York, NY 10036

Credit Agricole Securities (USA) Inc. 1301 Avenue of the Americas New York, NY 10019	Merrill Lynch, Pierce, Fenner & Smith Incorporated One Bryant Park, 11th Floor New York, NY 10036

Goldman, Sachs & Co. 200 West Street New York, NY 10282

We (“us” or “PwC”) have performed the procedures enumerated below, which were agreed to by the addressees of this report, who are collectively referred to herein as the “Specified Parties”, solely to assist you in performing the agreed-upon procedures described below relating to the accuracy of certain attributes of the collateral assets associated with the issuance of asset-backed notes by Hertz Vehicle Financing II LP Series 2015-2 and Hertz Vehicle Financing II LP Series 2015-3 (together, the “Transaction”).  The Hertz Corporation is responsible for the accuracy of the attributes of the collateral assets included in the Transaction (“Hertz” or the “Responsible Party”).

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants.  The sufficiency of these procedures is solely the responsibility of the Specified Parties.  Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

This report is intended solely for the information and use of the Specified Parties (including for purposes of substantiating the Specified Parties’ "due diligence defense" under the Securities Act of 1933), and is not intended to be and should not be used by anyone other than the Specified Parties.

If a party has obtained or has access to, this report without having executed an agreement with PwC wherein such party accepts responsibility for the sufficiency of the procedures performed (such party is herein referred to as a "Non-Specified Party"), that Non-Specified Party cannot:

i)	Rely upon this report, and any use of this report by that Non-Specified Party is its sole responsibility and at its sole and exclusive risk;

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York, 10017-6204
T: [(646) 471 3999], F: [(813) 286 6000], www.pwc.com/us

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ii)	Acquire any rights or claims against PwC, and PwC assumes no duties or obligations to such Non-Specified Party.

A Non-Specified Party may not disclose or distribute this report or any of the report’s contents to any other party (including but not limited to electronic distribution and/or posting to a website pursuant to Rule 17G-5 of the Securities Exchanges Act of 1934).

Procedures and Findings

In connection with the Transaction, the Responsible Party chose a sample size of 59 for each respective procedure as described below.  The Responsible Party determined the sample size of 59  using the statistical attribute sampling guidance promulgated in AICPA AAG-SAM Appendix A, Table A-1, and the Responsible Party’s criteria to provide a 95% confidence level, an upper error limit of 5% and an expected error rate of 0%.  As instructed by the Responsible Party, the samples for each respective procedure described below was selected randomly from a pool of assets, which the Responsible Party represents, is the collateral pool of assets for the Transaction.

This agreed-upon procedures engagement was not conducted for the purpose of satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.

In addition, PwC should not be regarded as having in any way warranted or given any assurance as to the following items:

●
The completeness, accuracy, appropriateness, quality or integrity of any of the information provided by the Responsible Party, or any other party for purposes of PwC performing the procedures agreed to by the Specific Parties. The procedures performed would not necessarily reveal any material misstatement of the amounts, balances, ratios, percentages or other relationships of the information included in the data provided to us;

m	The conformity of the origination of the collateral assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements;

●	The value of collateral securing such assets; and

●	The compliance of the originator of the assets with federal, state, and local laws and regulations.

We have not performed any procedures with respect to the fair value of the securities being offered in the Transaction and PwC expresses no opinion on the current fair value of these securities.  PwC should not be regarded as having performed any procedures other than those detailed in this report.

With respect to any terms or requirements of the offering memorandum, offering memorandum supplement, or other Transaction documents that do not appear in the exhibits, we performed no procedures and, accordingly, the procedures we performed would not ensure that any requirements are satisfied. Further, we have performed only the following agreed-upon procedures and therefore make no representations regarding the adequacy of disclosures or whether any material facts have been omitted from the offering memorandum, offering memorandum supplement or other Transaction documents.

It should be understood that we make no representations as to:

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●	The interpretation of Transaction documents (including, but not limited to, indenture agreements or offering documents) included in connection with our procedures;
●	Your compliance with Rule 15Ga-2 of Securities Exchange of 1934 of Securities Act of 1934;
●	The reasonableness of any of the assumptions provided by the Responsible Party; and
●
The adequacy of the sample size, as provided by the Responsible Party and accepted by the Specified Parties, nor do we draw any conclusions about the entire pool of collateral based on the sample size and results of the procedures performed.

These procedures should not be taken to supplant any additional inquiries or procedures that the Specified Parties would undertake in consideration of the transaction.

Our work was limited to comparing and re-computing certain information as detailed below.  We did not perform reviews of Hertz’s information systems, specific or system-wide security, application controls or completeness and integrity of any systems of The Hertz Corporation.  It should be noted that the scope of our work does not provide any current or ongoing assurance of computer operation procedures, or completeness and integrity of programs that process the information and data to which procedures were applied.

The procedures described below are grouped into three areas:

A.	Title, Lien & Original Equipment Manufacturer (OEM)
B.	Capitalized Cost
C.	Mark-to-Market & Disposition Proceeds

A.  Title, Lien & OEM Confirmation

We obtained Hertz’s HVF II Group I Data Tape (the “Data Tape”) as of May 3, 2015, which Hertz represents is a list of the program and non-program vehicles on lease as of said date and included in HVF II Group I. The Data Tape contains the manufacturer of each such vehicle.  We make no comment as to the completeness or the accuracy of the Data Tape.

As instructed by Hertz, we selected a random sample of 59 vehicles from the Data Tape (the “Title Sample Vehicles”).  Refer to Appendix A, Table A-1 for a listing of the Title Sample Vehicles.  Hertz determined the sample size of 59 using the statistical attribute sampling guidance promulgated in AICPA AAG-SAM Appendix A, Table A-1, and Hertz’s criteria to provide a 95% confidence level, an upper error limit of 5% and an expected error rate of 0%. The Specified Parties have agreed the calculated sample size of 59 as being sufficient and appropriate for the purposes of this procedure.  We obtained photocopies, facsimiles, or scanned images of the certificates of title (the “Certificates of Title”) for 50 of the Title Sample Vehicles from Hertz and performed the following procedures:

1)	We confirmed that the Certificates of Title for each Title Sample Vehicles were titled in the name of Hertz Vehicles LLC noting no exceptions.

2)
We confirmed that the Certificates of Title for each Title Sample Vehicle showed a first lien in the name of The Bank of New York Mellon Trust Company N.A. (the “Collateral Agent”) noting no exceptions.

3)
We compared the original equipment manufacturer as listed on each Certificate of Title for each Title Sample Vehicle to the original equipment manufacturer of each selected vehicle as listed in a translation table provided by Hertz based on the value on the certificate of title and the value in the column titled “ABS_Mfr_Cd” on the Data Tape noting no exceptions.

Independent Accountants’ Report on Applying Agreed-Upon Procedures
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Hertz represented that Certificate of Titles were not available for 9 of the 59 selections as they related to vehicles that were purchases on or after October 5, 2014.  For these 9 selections, Hertz provided a photocopy of a validated registration card from the applicable state’s department of motor vehicles (or equivalent agency), or a title inquiry report (the “Alternative Title Support”).  As instructed by Hertz, we performed the above procedures (A)(1) through (A)(3) using the Alternative Title Support for these 9 Title Sample Vehicles, noting no exceptions.

B.  Capitalized Cost

We obtained from Hertz the Cap Cost Selection Report (the “Cap Cost Selection Report”) as of May 14, 2015, (the “Report Date”) which Hertz represents, lists the program and non-program vehiclest on lease as of such date and included in HVF II Group I.  We make no comment as to the completeness or the accuracy of the Cap Cost Selection Report.

The Cap Cost Selection Report listed values for the following fields (the “Cap Cost Data Fields”) which Hertz represents was recorded in the Teradata ABS Reporting Engine as of the Report Date:

Data Field	Description
VIN	Vehicle Identification Number
Country_Cd	Hertz Fleet Accounting Indicator
Calc_Dt	Calculation Date of the Report
ABS_Veh_Type	Classification of the vehicle as risk or program from the perspective of the ABS financing on the Calculation Date
Vsn_Veh_Type	Classification of the vehicle as risk or program from the perspective of Vision (fleet accounting system) on the Calculation Date
Orig_Veh_Type	Classification of the vehicle as risk or program from the perspective the ABS financing and Vision on the later of VOLCD and the day it is first fully loaded into Vision
Xfer_Veh_Type	Classification of the vehicle as risk or program from the perspective of the ABS financing on the date of the most recent transfer
ABS_Cd	Six-digit code indicating various information about the vehicle, such as its current collateral pool and whether and how many times the vehicle has been transferred
Vsn_NVS_Ind	Indicates whether a car appears only on a New Vehicle Schedule or appears on a New Vehicle Schedule and is fully loaded into Vision.
N_Redes	Number of times the vehicle has been redesignated between risk and program
EVER_REDES_IND	Indicates whether the car has ever been redesignated between risk and program
Used_Veh_Ind	Indicates whether the vehicle was originally purchased as a used vehicle
Ever_Xfer_Ind	Indicates whether the vehicle has ever been transferred (other than certain special cases)
Xfer From 11 to 23	Indicates whether the vehicle’s most recent transfer, if any, was from Legacy HVF to Series 2013-G1
Vsn_Deliv_Dt	Delivery date of the vehicle as recorded in Vision
Xfer_In_Dt	Date of the most recent transfer, if any

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Data Field	Description
XFER_WITHIN_36_DAYS	Indicates whether the most recent transfer occurred within 36 days of the Vision Delivery Date
RISK_Cap_Cost_Amt	Cap cost amount for a risk vehicle from the perspective of the ABS financing as of the calculation date
RISK_AD	Accumulated depreciation for a risk vehicle from the perspective of the ABS financing as of the calculation date
RISK_NBV	Net book value for a risk vehicle from the perspective of the ABS financing as of the calculation date
PRGM_Cap_Cost_Amt	Cap cost amount for a program vehicle from the perspective of the ABS financing as of the calculation date
PRGM_AD	Accumulated depreciation for a program vehicle from the perspective of the ABS financing as of the calculation date
PRGM_NBV	Net book value for a program vehicle from the perspective of the ABS financing as of the calculation date
Base_PRGM_Cap_Cost_Amt	Pre-transfer cap cost for a program vehicle from the perspective of the ABS financing as of the calculation date
Base_RISK_Cap_Cost_Amt	Pre-transfer cap cost for a risk vehicle from the perspective of the ABS financing as of the calculation date
Gross_Purch_Price	Gross out-of-pocket purchase price as calculated from the underlying fleet accounting systems as of the calculation date
GAAP_Cap_Cost_Amt	Capitalized cost as recorded in Vision as of the calculation date
Cap_Cost_Adj	Sum of certain incentive receivables netted against gross purchase price to determine the GAAP capitalized cost amount as of the calculation date
Cap_Cost_MSRP	Manufacturer suggested retail price used in determining whether capitalized cost for a risk vehicle from the perspective of the ABS financing should be capped, as of the calculation date
Prv_Abs_Cd_Xfer_Dt	ABS Code for the vehicle on the date prior to the transfer in date
Gross_Purch_Price_Xfer_Dt	Gross out-of-pocket purchase price as calculated from the underlying fleet accounting systems as of the transfer in date
GAAP_CAP_COST_AMT_Xfer_Dt	Capitalized cost as recorded in Vision as of the transfer in date
Cap_Cost_Adj_Xfer_Dt	Sum of certain incentive receivables netted against gross purchase price to determine the GAAP capitalized cost amount as of the transfer in date
Prv_Risk_FMV_Xfer_Dt	Fair market value for a risk vehicle as recorded from the perspective of the ABS financing on an HVF II (no-lag) basis as of the day prior to the transfer in date
Prv_Prgm_FMV_Xfer_Dt	Fair market value for a program vehicle as recorded from the perspective of the ABS financing on an HVF II (no-lag) basis as of the day prior to the transfer in date
Prv_HVF1_FMV_Xfer_Dt	Market value under Legacy HVF rules on as of the day prior to the transfer in date
Prv_HVF2_FMV_Xfer_Dt	Market value under HVF II rules on as of the day prior to the transfer in date
Prv_Risk_NBV_Xfer_Dt	Net book value for a risk vehicle from the perspective of the ABS financing as of the day prior to the transfer in date
Prv_Prgm_NBV_Xfer_Dt	Net book value for a program vehicle from the perspective of

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Data Field	Description
the ABS financing as of the day prior to the transfer in date
Prv_Risk_Dep_Chrg_Amt_Xfer_Dt	Depreciation charge for a risk vehicle from the perspective of the ABS financing as of the day prior to the transfer in date
Prv_Prgm_Dep_Chrg_Amt_Xfer_Dt	Depreciation charge for a program vehicle from the perspective of the ABS financing as of the day prior to the transfer in date
Prv_Termination_Proration_Xfer_Dt	Fraction used to calculate back-end rent / depreciation from the perspective of the ABS financing as of the day prior to the transfer in date
Prv_Risk_Cap_Cost_Amt_Xfer_Dt	Capitalized cost for a risk vehicle from the perspective of the Abs financing as of the day prior to the transfer in date
Prv_Prgm_Cap_Cost_Amt_Xfer_Dt	Capitalized cost for a program vehicle from the perspective of the Abs financing as of the day prior to the transfer in date
Cap_Cost_MSRP_Xfer_Dt	Manufacturer suggested retail price used in determining whether capitalized cost for a risk vehicle from the perspective of the ABS financing should be capped, as of the transfer in date
Prv_Risk_Termination_Val_Xfer_Dt	Net book value (stepped down for back-end rent) for a risk vehicle from the perspective of the ABS financing as of the day prior to the transfer in date
Prv_Prgm_Termination_Val_Xfer_Dt	Net book value (stepped down for back-end rent) for a program vehicle from the perspective of the ABS financing as of the day prior to the transfer in date
Legacy_Risk_Term_Val	Net book value (stepped down for back-end rent) for a risk vehicle from the perspective of the ABS financing as of the day prior to the transfer in date
Legacy_Prgm_Term_Val	Net book value (stepped down for back-end rent) for a program vehicle from the perspective of the ABS financing as of the day prior to the transfer in date

We obtained a file from Hertz that contains data for the vehicles included on the Cap Cost Selection Report, which Hertz represents was the data loaded into the Teradata ABS Reporting Engine from Vision for the calculation date of May 13, 2015 (the “Vision Off-Load File”).  We make no comment as to the completeness or accuracy of the Vision Off-Load File.

We obtained a file from Hertz that contained data records for the vehicles included on the Cap Cost Selection Report, which Hertz represents, is the data loaded into the Teradata ABS Reporting Engine from RMS for the calculation date of May 13, 2015 (the “RMS Off-Load File”).  We make no comment as to the completeness or the accuracy of the RMS Off-Load File.

We obtained the “Receivable Type Code File” from Hertz, which Hertz represents, lists the receivable type codes that designate receivables in RMS that are netted against “gross purchase price” to determine capitalized cost for GAAP accounting purposes (each, a “Designated Receivable Type”).

As instructed by Hertz, we selected a random sample of 59 vehicles (the “Cap Cost Sample Vehicles”) from the Cap Cost Selection Report.  Refer to Appendix A, Table A-2 for a listing of the Cap Cost Sample Vehicles.  Hertz determined the sample size of 59 using the statistical attribute sampling promulgated in AICPA AAG-SAM Appendix A, Table A-1, and Hertz’s criteria to provide a 95% confidence level, an upper error limit of 5% and an expected error rate of 0%. The Specified Parties have agreed the calculated sample size of 59 as being sufficient and appropriate for the purposes of this

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procedure.

Hertz provided a file related to the Cap Cost Sample Vehicles (the “Cap Cost Detail File”).  The Cap Cost Detail File contained the following information for each Cap Cost Sample Vehicle:

●	All of the Cap Cost Data Fields (outlined above) related to each Cap Cost Sample Vehicle as of the Report Date.

●
The calculation logic that specified the calculation of Prgm_Cap_Cost_Amt or Risk_Cap_Cost_Amt, as applicable based on the value in ABS_Veh_Type, for each Cap Cost Sample Vehicle as of the Report Date to recalculate Prgm_Cap_Cost_Amt or Risk_Cap_Cost_Amt, as applicable, using only the values of the Cap Cost Data Fields (the “Calculation Logic”).  We make no comment as to the accuracy or reasonableness of the Calculation Logic.

●
A cell that contained a formula that recalculated Prgm_Cap_Cost_Amt or Risk_Cap_Cost_Amt, as applicable, using the Cap Cost Data Fields and the Calculation Logic related to such Cap Cost Sample Vehicle.

We performed the following procedures for each Cap Cost Sample Vehicle:

1)
We compared the VIN of each vehicle on the Cap Cost Selection Report to the respective VIN of each vehicle on the Vision Off-Load File.  If a VIN did not agree, we compared such VIN of the vehicle on the Cap Cost Selection Report to a new vehicle schedule provided by Hertz (the “NVS File”), noting no exceptions.  Hertz represents that vehicles in the front end of the vehicle’s life can be paid for prior to being fully set up in Vision and such vehicle is listed on the NVS File which records the payment of such vehicle and other basic information (which is used to set up the vehicle in Hertz’ system and included in the borrowing base until the vehicle is set up in Vision).

2)	We compared the value of each Cap Cost Data Field as set forth on the Cap Cost Selection Report to the value of each Cap Cost Data Field as set forth on the Cap Cost Detail File, noting no exceptions.

3)
Using the Calculation Logic and the Cap Cost Data Fields set forth on the Cap Cost Detail File, we recalculated and compared Prgm_Cap_Cost_Amt or Risk_Cap_Cost Amt, as applicable, based on the value in ABS_Veh_Type, for each Cap Cost Sample Vehicle, noting no exceptions.

4)	Of the 59 Cap Cost Sample Vehicles selected, 52 selections had a value of “0” in the Ever_Xfer_Ind field of the Cap Cost Detail File, and we performed the following procedures:

a.
For each such Cap Cost Sample Vehicle, we compared the the GAAP_Cap_Cost_Amt field as shown on the Cap Cost Detail File to the VI017_Cap_Cost_Amt field as shown on the Vision Off-Load File, noting no exceptions.

b.
For each such Cap Cost Sample Vehicle with a value in the Cap_Cost_Adj field of greater than zero in the Cap Cost Detail File, we compared the value in the Cap_Cost_Adj field as shown on the Cap Cost Detail File to the sum of values in the V002M_Adj_Recv_Amt field that corresponded to Designated Receivable Types as shown on the RMS Off-Load File, noting no exceptions.

c.	For each such Cap Cost Sample Vehicle, we obtained from Hertz photocopies, facsimiles or scanned images of the purchase invoices and vehicle purchase

Independent Accountants’ Report on Applying Agreed-Upon Procedures
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agreements, and performed the following procedures:

i.
Of the 52 selections that had a value of “0” in the Ever_Xfer_Ind field in the Cap Cost Detail File, 29 selections had a value of “Risk” in the Vsn_Veh_Type field in the Cap Cost Detail File.  For these 29 selections, we recalculated and compared the VI017_Cap_Cost_Amt field in the Cap Cost Detail File as the difference between the purchase price from the respective purchase invoice and the incentives, if any, as indicated on the respective vehicle purchase agreement for such Cap Cost Sample Vehicle, noting no exceptions.

ii.
Of the 52 selections that had a value of “0” in the Ever_Xfer_Ind field in the Cap Cost Detail File, 23 selections had a value of “Program” in the Vsn_Veh_Type field in the Cap Cost Detail File.  For these 23 selections we compared the purchase price from the respective purchase invoice to the VI017_Cap_Cost_Amt field in the Cap Cost Detail File, noting no exceptions.

C.  Mark-to-Market & Disposition Proceeds

Mark-to-Market

We obtained from Hertz, a report which Hertz represents, lists all non-program vehicles owned by Hertz Vehicle Financing included in the HVF I Series 2013-G1 collateral pool and on lease as of April 20, 2015 (the “FMV Report”). Hertz represents the FMV Report contains vehicle-by-vehicle detail of fair market value testing for such vehicles as of such date summarized as follows:

Field	Column
ABS_Veh_Type	B
Risk_Cap_Cost_Amt	C
Risk_AD	D
Risk_NBV	E
HVF2_CM_NADA_Val	F (negative value is internal code)
HVF2_CM_BB_Val	H (negative value is internal code)
Prv_Risk_NBV	J
Risk_FMV	K

We make no comment as to the completeness or the accuracy of the FMV Report.

As instructed by Hertz, we selected a random sample of 59 vehicles (the “Selected Fair Market Value Vehicles”) from the FMV Report.  Refer to Appendix A, Table A-3 for a listing of the Selected Fair Market Value Vehicles.  Hertz determined the sample size of 59 using the statistical attribute sampling guidance promulgated in AICPA AAG-SAM Appendix A, Table A-1, and Hertz’s criteria to provide a 95% confidence level, an upper error limit of 5% and an expected error rate of 0%.  The Specified Parties have agreed the calculated sample size of 59 as being sufficient and appropriate for the purposes of this procedure.

Using the FMV report, we performed the following procedures:

1)	Risk_NBV: We recalculated the Risk_NBV for each Selected Fair Market Value Vehicle as:

a.	Risk_Cap_Cost_Amt less Risk_AD in each case as set forth in the FMV Report, with any resulting negative values to be deemed to be 0.

Independent Accountants’ Report on Applying Agreed-Upon Procedures
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b.	We compared the amount recalculated in c(1)(a). above to the value listed as “Risk_NBV” in the FMV report for each Selected Fair Market Value Vehicle, noting no exceptions.

2)	Risk_ FMV:

a.
We obtained an excel file from Hertz, which Hertz represents contains the wholesale clean trade value published in the National Auto Dealers Association (NADA) Guide (Eastern Edition) for the month of April 2015 (the “NADA Input File”).  We make no comment as to the completeness or accuracy of the NADA Guide (Eastern Edition), nor do we assume any responsibility for assessing the adequacy of such valuations published therein.  Of the 59 Selected Fair Market Value Vehicles, 48 vehicles’ values were included on the NADA Input File and such Selected Fair Market Value Vehicle’s HVF2_CM_NADA_Val in the FMV Report was greater than 0.  For these 48 Selected Fair Market Value Vehicles we performed the following procedures:

i.
We compared the wholesale clean trade value for each VIN set forth on the NADA Input File to the value in the column titled HVF2_CM_NADA_Val for each respective Selected Fair Market Value Vehicle as reported on the FMV Report, noting no exceptions.

ii.	We compared the HVF2_CM_NADA_Val of each Selected Fair Market Value Vehicle to the Risk_FMV of each respective Selected Fair Market Value Vehicle as reported on the FMV Report, noting no exceptions.

b.
Of the 59 Selected Fair Market Value Vehicles, 11 vehicles’ values were not in the NADA Input File.  For these 11 Selected Fair Market Value Vehicles, we obtained an Excel file from Hertz, which Hertz represents contained the wholesale clean trade value included in the “Finance Guide” for the month of April 2015 (the “Blackbook Input File”).  We make no comment as to the completeness or accuracy of the Finance Guide, nor do we assume any responsibility for assessing the adequacy of such valuations published therein.  Of the 11 vehicles, 10 vehicles’ values were included on the Blackbook Input File and such Selected Fair Market Value Vehicle’s HVF2_CM_BB_Val in the FMV Report was greater than 0. For these 10 vehicles, we performed the following procedures:

i.
We compared the wholesale clean trade value for each VIN set forth on the Blackbook Input File to the value in the column titled HVF2_CM_BB_Val of each respective Selected Fair Market Value Vehicle as reported on the FMV Report, noting no exceptions.

ii.	We compared the HVF2_CM_BB_Val of each Selected Fair Market Value Vehicle to the Risk_FMV of each respective Selected Fair Market Value Vehicle as reported on the FMV Report, noting no exceptions.

c.
Of the 59 Selected Fair Market Value Vehicles, 1 vehicle was (i) not included on the NADA Input File, or was included on the NADA Input File and has a value in field HVF2_CM_NADA_Val of less than or equal to zero, and (ii) not included on the Blackbook Input File or included on the Blackbook_Input_File, and has a value in field HVF2_CM_BB_Val of less than or equal to zero.  For this 1 vehicle, we compared the Risk_NBV as reported on the FMV Report to the value in the column titled Risk_FMV of each respective Selected Fair Market Value Vehicle as reported on the FMV Report,

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noting no exceptions.

Disposition Proceeds

We obtained the HVF II Group 1 Disposition Report (the “March Disposition Report”) from Hertz, who represents that the March Disposition Report reflects vehicle-by-vehicle detail showing sales of Non-Program Vehicles to third parties recognized in the calendar month of March 2015, summarized as follows:

Field	Column
Risk_Disposition_NBV	E
ABS_Cap_Cost_Amt	F
Prv_Risk_AD	G
A_U_FBR_Amt	H
Risk_Disposition_Proceeds	D

We make no comment as to the completeness or the accuracy of the March Disposition Report.

As instructed by Hertz, we selected a random sample of 59 vehicles from the March Disposition Report (the “Selected Disposition Vehicles”).  Refer to Appendix A, Table A-4 for a listing of the Selected Disposition Vehicles.  Hertz determined the sample size of 59  using the statistical attribute sampling guidance promulgated in AICPA AAG-SAM Appendix A, Table A-1, and Hertz’s criteria to provide a 95% confidence level, an upper error limit of 5% and an expected error rate of 0%.  The Specified Parties have agreed the calculated sample size of 59 as being sufficient and appropriate for the purposes of this procedure.

3)	Using the March Disposition Report, we performed the following procedures:

a.
Risk_Disposition_NBV:  We recalculated the Risk_Disposition_NBV for each Selected Disposition Vehicle as: ABS_Cap_Cost_Amt less Prv_Risk_AD less A_U_FBR_Amt, as set forth on the March Disposition Report, and compared our results to the value listed as Risk_Disposition_NBV on the March Disposition Report, noting no exceptions.

b.
Risk Disposition Proceeds:  For each Selected Disposition Vehicle, we obtained a photocopy or facsimile of the sales document from Hertz.   Using the sales price on each respective document and comparing it to the Risk_Disposition_Proceeds reported on the March Disposition Report, we compared that such amount as reported on the March Disposition Report was less than or equal to the sales price on the sales document for each respective Selected Disposition Vehicle, noting no exceptions.

We were not engaged to, and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion on the accuracy of certain attributes of the collateral assets included in the Transaction.  Accordingly, we do not express such an opinion or conclusion.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

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The procedures enumerated above were performed as of the date of this report, and we disclaim any consideration of any events and circumstances occurring after the date of this report. Further, we have no obligation to update this report because of events occurring, or data or information coming to our attention, subsequent to the date of this report.

/s/ PricewaterhouseCoopers LLP
August 10, 2015

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Appendix A

Table A-1 - Title Sample Vehicles

Selection #	VIN(last 4 digits)	Manufacturer
1	4176	Honda
2	4267	GM
3	9074	Honda
4	9817	Volkswagen
5	5244	GM
6	5659	GM
7	2926	GM
8	3424	Mazda
9	8897	Toyota
10	9102	Mercedes
11	6378	Nissan
12	1799	Ford
13	3795	Chrysler
14	8186	Mazda
15	6847	GM
16	0083	Volkswagen
17	4310	Mazda
18	6600	Mazda
19	6484	Toyota
20	4998	Nissan
21	8770	Ford
22	7734	Ford
23	0941	Mazda
24	8550	GM
25	4423	Nissan
26	7365	GM
27	5642	Toyota
28	1827	GM
29	9977	Nissan
30	6949	Nissan
31	3605	Volkswagen
32	7398	Chrysler
33	5275	GM
34	8599	GM
35	7388	Chrysler
36	3811	Toyota
37	1030	Hyundai
38	4843	Chrysler
39	3369	GM
40	5735	GM
41	1875	GM
42	5985	Volkswagen
43	9912	GM
44	9762	Chrysler
45	4280	Chrysler
46	6979	Ford

Independent Accountants’ Report on Applying Agreed-Upon Procedures
Hertz Vehicle Financing II LP Series 2015-2 and Series 2015-3
August 10, 2015
Page  of 13 of 17

47	9945	Mercedes
48	7196	Ford
49	9922	Kia
50	5189	GM
51	0649	GM
52	1030	Chrysler
53	6183	Toyota
54	9307	Chrysler
55	0696	Toyota
56	5208	Kia
57	9845	GM
58	9523	Toyota
59	7905	GM

Table A-2 - Cap Cost Sample Vehicles

Selection #	VIN(last 4 digits)	ABS_Veh_Type
1	3406	PROGRAM
2	9138	PROGRAM
3	3914	RISK
4	9476	PROGRAM
5	4200	PROGRAM
6	7915	RISK
7	8485	RISK
8	4835	RISK
9	1404	PROGRAM
10	0203	RISK
11	8719	RISK
12	7282	PROGRAM
13	4240	PROGRAM
14	8955	PROGRAM
15	7922	PROGRAM
16	9783	PROGRAM
17	8446	RISK
18	7056	PROGRAM
19	5735	PROGRAM
20	6891	PROGRAM
21	5579	PROGRAM
22	9580	PROGRAM
23	7059	PROGRAM
24	7744	PROGRAM
25	2270	RISK
26	4453	RISK
27	1034	RISK
28	1217	RISK
29	3519	RISK
30	1639	RISK
31	8864	RISK
32	6826	RISK
33	9021	PROGRAM
34	4570	PROGRAM

Independent Accountants’ Report on Applying Agreed-Upon Procedures
Hertz Vehicle Financing II LP Series 2015-2 and Series 2015-3
August 10, 2015
Page  of 14 of 17

35	9573	PROGRAM
36	3574	PROGRAM
37	7612	RISK
38	8001	PROGRAM
39	6127	PROGRAM
40	5837	RISK
41	3495	RISK
42	0978	RISK
43	7911	RISK
44	0843	RISK
45	1526	RISK
46	7758	RISK
47	0265	RISK
48	0218	RISK
49	0580	RISK
50	6092	RISK
51	7025	RISK
52	2416	RISK
53	3905	RISK
54	7135	RISK
55	8732	RISK
56	9769	RISK
57	4831	RISK
58	5116	RISK
59	8562	RISK

Table A-3 – Selected Fair Market Value Vehicles

Selection #	VIN(last 4 digits)	RISK FMV
1	1310	11,025.00
2	7445	11,000.00
3	6096	13,825.00
4	5816	26,275.00
5	6598	12,150.00
6	1382	24,350.00
7	9206	14,450.00
8	3846	12,900.00
9	1722	18,550.00
10	4999	16,350.00
11	1169	16,375.00
12	1948	44,475.00

Independent Accountants’ Report on Applying Agreed-Upon Procedures
Hertz Vehicle Financing II LP Series 2015-2 and Series 2015-3
August 10, 2015
Page  of 15 of 17

13	6453	10,900.00
14	5833	11,850.00
15	6792	16,150.00
16	6413	83,000.00
17	1129	18,075.00
18	0596	19,650.00
19	6851	12,100.00
20	6242	11,600.00
21	4009	22,950.00
22	2703	14,400.00
23	6019	12,950.00
24	6216	12,550.00
25	9698	17,650.00
26	3341	11,350.00
27	1651	10,625.00
28	7043	14,625.00
29	5653	22,950.00
30	3043	10,675.00
31	2478	13,275.00
32	4200	11,175.00
33	8883	15,575.00
34	4946	13,275.00
35	2902	15,850.00
36	4626	13,975.00
37	8742	12,950.00
38	7669	13,825.00
39	4413	15,700.00
40	1247	16,350.00
41	1309	12,925.00

Independent Accountants’ Report on Applying Agreed-Upon Procedures
Hertz Vehicle Financing II LP Series 2015-2 and Series 2015-3
August 10, 2015
Page  of 16 of 17

42	7069	14,350.00
43	6262	21,375.00
44	8517	22,609.87
45	9848	16,375.00
46	8962	16,750.00
47	0913	24,125.00
48	8592	11,850.00
49	8855	12,950.00
50	1191	10,825.00
51	1855	18,325.00
52	7920	11,100.00
53	7909	17,775.00
54	4236	26,075.00
55	2870	15,975.00
56	4217	18,325.00
57	6408	12,850.00
58	7858	13,600.00
59	6669	10,775.00

Table A-4 – Selected Disposition Vehicles

Selection	VIN(last 4 digits)	Risk Disposition Proceeds
1	4951	11,114.49
2	5028	20,066.94
3	6856	12,628.37
4	4521	9,934.87
5	0225	25,377.99
6	4355	6,928.28
7	7667	34,866.56
8	6329	4,281.60
9	4433	11,058.98
10	0135	12,038.02
11	2966	8,115.70
12	6978	31,964.50
13	9643	11,971.96

Independent Accountants’ Report on Applying Agreed-Upon Procedures
Hertz Vehicle Financing II LP Series 2015-2 and Series 2015-3
August 10, 2015
Page  of 17 of 17

14	0838	11,684.41
15	7590	10,631.66
16	8176	11,593.47
17	0055	9,179.95
18	0845	10,557.49
19	8597	34,572.00
20	6769	9,050.88
21	7177	7,265.54
22	4449	5,211.87
23	1794	8,938.26
24	7399	10,688.41
25	2065	8,776.17
26	8302	20,490.95
27	7523	7,708.70
28	7030	12,424.52
29	3981	17,686.58
30	1181	10,285.07
31	6484	6,577.35
32	0239	11,019.35
33	1526	15,689.92
34	7991	13,264.85
35	5552	10,452.92
36	8754	7,345.03
37	5893	21,633.98
38	3684	9,588.11
39	0394	6,162.28
40	0160	5,260.04
41	6926	11,825.34
42	6808	10,360.48
43	6961	7,918.26
44	3954	12,035.81
45	2392	10,035.40
46	9775	10,650.20
47	7499	9,393.85
48	6153	6,903.80
49	4397	11,250.56
50	4556	15,570.16
51	8820	9,322.08
52	6810	8,475.12
53	4623	5,801.86
54	0381	6,160.47
55	6559	7,055.02
56	7521	10,596.05
57	5293	18,058.52
58	3155	16,552.38
59	6443	14,017.46